Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT TWO TO

PROTON BEAM RADIATION THERAPY LEASE AGREEMENT

This Amendment Two to Proton Beam Radiation Therapy Lease Agreement (this “Amendment”) is dated effective as of March 13, 2026, and is entered into by and between AMERICAN SHARED HOSPITAL SERVICES (“ASHS”), a California corporation, and ORLANDO HEALTH, INC., a Florida not for profit corporation formerly known as Orlando Regional Healthcare System, Inc. (“HOSPITAL”).

Recitals:

WHEREAS, ASHS and HOSPITAL are parties to a certain Proton Beam Radiation Therapy Lease Agreement dated October 19, 2006 (the “Original Agreement”), as amended by a certain Amendment One to Proton Beam Radiation Therapy Lease Agreement dated effective as of August 12, 2012 (“Amendment One,” which together with the Original Agreement, are collectively referred to as the “Agreement”), pursuant to which HOSPITAL leases from ASHS, a Mevion S250 (formerly known as a Clinatron 250) proton beam radiation therapy system, manufactured by Mevion Medical Systems, Inc. (the “Manufacturer,” which was formerly known as Still River Systems, Inc.); and

WHEREAS, ASHS and HOSPITAL desire to further amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Agreement:

1.         Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meanings set forth in the Agreement.

2.         Extension of Term. It is acknowledged that the current Term of the Agreement expires at 11:59 PM on April 5, 2026. The Term of the Agreement is hereby extended for an additional seven (7) years commencing at 12:01 AM on April 6, 2026 and ending at 11:59 PM on April 5, 2033 (the “Extension Period”). All references in the Agreement to the “Term” shall be deemed to refer to the Term, as extended by the Extension Period.

3.         Lease Payment During the Extension Period.

  a.         Lease Payment During the Extension Period. In consideration of, and during the Extension Period, the Lease Payments due shall be computed based on the Technical Component Collection percentage in effect on the date of treatment as noted in the following grid (“Grid”), irrespective of when the Technical Component Collections for that patient’s date of treatment are actually received or collected.

LEASE PAYMENT GRID

Extension Period	Lease Payment as % of Technical Component Collections
12:01 AM on April 6, 2026 to 11:59 PM on April 5, 2027	[****]%
12:01 AM on April 6, 2027 to 11:59 PM on April 5, 2028	[****]%
12:01 AM on April 6, 2028 to 11:59 PM on April 5, 2029	[****]%
12:01 AM on April 6, 2029 to 11:59 PM on April 5, 2030	[****]%
12:01 AM on April 6, 2030 to 11:59 PM on April 5, 2031	[****]%
12:01 AM on April 6, 2031 to 11:59 PM on April 5, 2032	[****]%
12:01 AM on April 6, 2032 to 11:59 PM on April 5, 2033	[****]%

Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Notwithstanding the foregoing or anything to the contrary set forth in the Agreement:

b.         For any patient whose date of treatment is prior to April 6, 2026, the Lease Payment shall be equal to [****]% of the Technical Component Collections as per the Agreement (without reference to this Amendment Two), irrespective of when the Technical Component Collections for that patient’s date of treatment are actually received or collected.

c.         For any patient whose date of treatment is subsequent to April 6, 2026, the Lease payment shall be computed based on the Technical Component Collections percentage in effect on the date of treatment as noted in the above Grid, irrespective of when the Technical Component collections for that patient’s date of treatment are actually received or collected.

d.         No Lease Payment shall be payable for any Procedure having a date of treatment after the expiration of the Term of the Agreement, as extended by the Extension Period.

e.         All Lease Payments shall be paid monthly by HOSPITAL to ASHS via electronic funds transfer (EFT) by the twenty-fifth (25th) day of each month during the Term and the Collections Run-Out Period.

4.         Quarterly Operational/Marketing Meeting. Appropriate operational, marketing and financial representatives of HOSPITAL and ASHS shall make a good faith effort to meet on a quarterly basis during the Term (or more frequently if needed) to discuss any operational, marketing and financial performance issues related to the Equipment.

Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

5.         Option to Purchase the Equipment. Upon expiration of the Term of the Agreement, HOSPITAL shall have the option (the “Purchase Option”) in its sole discretion to purchase the Equipment by giving written notice thereof to ASHS during the period April 6, 2030 to April 6, 2032 (the “Option Exercise Period"). The purchase price for the Equipment in an “as is”, “where is” condition pursuant to the Purchase Option is [****] ($[****]) payable in cash to ASHS by wire transfer of immediately available funds, without offset or deduction, upon delivery by ASHS to HOSPITAL of the Bill of Sale in the form attached hereto as Exhibit A. If HOSPITAL exercises its Purchase Option, then, (i) following such exercise, no Withhold (as defined and described below in Section 6c of this Amendment) from the monthly Lease Payments payable by HOSPITAL to ASHS shall be permitted, and (ii) within ten (10) business days following such exercise, HOSPITAL shall pay to ASHS the entire Withhold (if any), together with all interest accrued thereon, in cash by wire transfer of immediately available funds, without offset or deduction. In the event HOSPITAL does not exercise its Purchase Option, ASHS shall remove the Equipment as more specifically set forth in Section 6 of this Amendment below. Within ninety (90) days after the first to occur of: (i) HOSPITAL providing written notice to ASHS that it declines the Purchase Option or (ii) expiration of the Option Exercise Period, ASHS shall obtain and deliver to HOSPITAL a written opinion from the Manufacturer or other qualified third party expert, in cooperation with HOSPITAL’s Radiation Safety Officer, that sets forth the period (“Cool Down Period”) following the shut down of the Equipment that the Equipment must be allowed to cool down so that radiation has reached a level that removal of the Equipment can be safely conducted.

6.           Removal of Equipment at End of Extension Term/Rigging Plan (including Preserve and Protect Premises)

a.         Removal of Equipment at End of Extension Term. Unless HOSPITAL exercises its Purchase Option to purchase the Equipment set forth in Section 5 herein, upon expiration of the term of the Extension Period, ASHS, at its cost and expense, shall prepare the Plan as referenced in Section 6.b below, remove and take possession of the Equipment from the building where the Equipment is currently located at the HOSPITAL (“Premises”) and take all necessary, prudent, and reasonable actions and precautions mutually agreed upon by ASHS and HOSPITAL, to preserve and protect the Premises (“Preserve and Protect Premises” as further defined in Section 6.b. below). Removal by ASHS of the Equipment shall be completed no later than the later of: (i) ninety (90) calendar days after expiration of the Agreement or (ii) sixty (60) days after the completion of the Cool Down Period, time being of the essence, subject to HOSPITAL’s timely disbursement of the Withhold (as defined below). The Cool Down Period shall commence at the expiration of the Agreement. In the event that there are circumstances delaying the removal of the Equipment beyond the reasonable control of ASHS that are documented by ASHS in a written request to HOSPITAL for extension of the Equipment removal deadline, the deadline for removal of the Equipment shall be extended for a period of up to a maximum of thirty (30) days. Any additional extension of the Equipment removal deadline beyond a maximum of thirty (30) days shall require the approval of HOSPITAL.

b.          Rigging Plan (including Preserve and Protect Premises): Prior to removing the Equipment, ASHS shall first prepare for the Equipment manufacturer’s (Mevion Medical Systems, Inc. or a successor or assignee thereof, if applicable) review and approval, followed by HOSPITAL’s review and approval, not to be unreasonably withheld, a written Equipment removal and rigging plan (“Plan”) prepared by a qualified person and licensed as either a mechanical or structural engineer in the State of Florida and who possesses specific expertise relating to the removal of equipment of the type, size, volume and weight of the Equipment currently installed at the HOSPITAL, including preparation of any and all necessary plans and specifications to identify and define the construction process and procedures to enable Equipment removal and to Preserve and Protect Premises (as further defined below).

(i)

“Preserve and Protect Premises” means all necessary, prudent, and reasonable actions and precautions undertaken before Equipment removal (e.g. prepare plans, secure all approvals and permits from all governmental authorities having jurisdiction), during Equipment removal and after Equipment removal, to preserve and protect the Premises, including incorporating into the Plan all processes, procedures and protocols necessary to safely alter the walls, if necessary, and/or open the roof at the Premises to allow removal of Equipment (while minimizing damage to the Premises). However, it is understood that the Mevion embeds will remain as is and that any site improvements and accessories installed or provided by HOSPITAL may be removed to facilitate the removal of the Equipment and ASHS shall have no obligation to repair or re-install any of such embeds, site improvements and/or accessories.

Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

c.         ASHS’s Ability to Perform Removal. The parties agree that should HOSPITAL opt to not exercise its Purchase Option as set forth in Section 5 above, ASHS shall be responsible for the removal of the Equipment at its sole cost and expense at the end of the Term, subject to HOSPITAL’s timely disbursement of the Withhold (as defined below). Within thirty (30) days following the “Withhold Trigger Date” (as defined below), ASHS shall obtain a good faith estimate of the cost to remove the Equipment (“Estimate”). Within thirty (30) days after receiving the Estimate: (i) ASHS shall obtain and provide to HOSPITAL a surety bond issued by a surety bond company rated AM Best “A” or better, with HOSPITAL as the obligee, guaranteeing ASHS’s obligation to remove the Equipment in the amount of the Estimate with the terms of the bond satisfactory to HOSPITAL in HOSPITAL’s reasonable discretion, or (ii) [****]. Within ten (10) business days following the removal of the Equipment, HOSPITAL shall pay to ASHS any remaining unused portion of the Withhold, together with all interest accrued thereon, in cash, by wire transfer of immediately available funds, without offset or deduction. For the avoidance of doubt, if HOSPITAL exercises its Purchase Option pursuant to Section 5 of this Amendment above, or if ASHS accepts HOSPITAL’s ROFO Exercise Notice pursuant to Section 11 of this Amendment below (amending Section 22.1 of the Original Lease), then, (A) following such exercise or acceptance, no additional Withhold from the monthly Lease Payments payable by HOSPITAL to ASHS shall be permitted, (B) at the closing of the purchase of the Equipment by HOSPITAL, HOSPITAL shall pay to ASHS the entire Withhold (if any), together with all interest accrued thereon, in cash by wire transfer of immediately available funds, without offset or deduction, and (C) ASHS shall have no obligation to remove or relocate the Equipment or to Preserve and Protect Premises. As used herein, the “Withhold Trigger Date” shall mean the earlier to occur of (x) the date on which HOSPITAL informs ASHS in writing of HOSPITAL’s election not to exercise its Purchase Option, provided that any such notification not to exercise may only be given to ASHS within the Option Exercise Period, or (y) April 6, 2032.

7.           Insurance. Section 20 (Insurance) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“20.            Insurance.

“20.1.         During the Term, ASHS shall, at its cost and expense, purchase and maintain in effect an all risk property and casualty insurance policy covering the Equipment. The insurance carrier selected by ASHS shall have an "A" rating by Best. The all risk property and casualty insurance policy shall be for an amount not less than the replacement cost of the Equipment. HOSPITAL shall be named as an additional insured party on the general liability insurance policy to the extent of its interest in the Equipment arising under this Agreement. The all risk property and casualty insurance policy maintained by ASHS shall be evidenced by a certificate of insurance or other reasonable documentation which shall be delivered by ASHS to HOSPITAL upon request as of each annual renewal of such policy during the Term.

Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

“20.2         During the Term, HOSPITAL shall, at its cost and expense, purchase and maintain in effect general liability and professional liability insurance policies covering the Site (together with all premises where the Site is located) and the use or operation of the Equipment by HOSPITAL or its officers, directors, agents, employees, contractors or physicians. The general liability and professional liability insurance policies shall provide coverage in amounts not less than One Million Dollars ($1,000,000.00) per occurrence and Five Million Dollars ($5,000,000.00) annual aggregate. ASHS shall be named as an additional insured party on the general liability and professional liability insurance policies to be maintained hereunder by HOSPITAL. The policies to be maintained by HOSPITAL hereunder shall be evidenced by a certificate of insurance or other reasonable documentation which shall be delivered by HOSPITAL to ASHS as of each annual renewal of such policies during the Term. Notwithstanding the foregoing, HOSPITAL may elect to self insure for all risks provided for in this Section 20.2 and Section 20.3 below through an appropriate program of self-insurance.

“20.3         During the Term, HOSPITAL shall purchase and maintain all workers compensation insurance to the extent required by applicable law.”

8.         Work Performed at Premises. ASHS agrees that the contractor, subcontractor, laborer, materialman, and/or service provider who is or will be identified by ASHS to perform any alterations, additions, repairs, rigging, or other work in or about the Premises (“Work”) shall be a HOSPITAL Approved Contractor. However, HOSPITAL shall not unreasonably deny ASHS’s use of its recommended contractors. A “HOSPITAL Approved Contractor” shall mean a reputable, bonded (HOSPITAL shall pay the costs of payment and performance bonds if HOSPITAL requires same), qualified, licensed, properly insured as determined by HOSPITAL, and first-class general contractor or other suitable contractor to be engaged by ASHS under written contract to perform Work in the Premises which written contract has first been approved by HOSPITAL which approval may be withheld or conditioned at HOSPITAL’s sole and reasonable discretion exercised in good faith.

9.          Equipment Maintenance. Section 9 of Amendment One is hereby deleted in its entirety. Section 10.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“10.2         ASHS at its cost and expense shall cause HOSPITAL to enjoy the use of the Equipment, free of the rights of any other persons except for those rights reserved by ASHS or granted to the Manufacturer (which shall include any successor thereof) pursuant to this Agreement, the Equipment purchase agreement and/or any service agreement pertaining to the Equipment. HOSPITAL may communicate with the Manufacturer and receive an accurate and complete statement of the promises and warranties in such purchase agreement, including any disclaimers and limitations of them or of remedies, but HOSPITAL have no approval rights regarding the same. The parties agree that the Equipment shall only be maintained and serviced by the Manufacturer or the Manufacturer designee or a mutually agreed upon provider. All maintenance and service on the Equipment shall be performed at ASHS’s expense. Days and times for such services shall be scheduled and coordinated in advance where practicable. [****]. The parties agree that the maintenance agreement shall include at minimum the following obligations:

“a)         A warranty that the Equipment will achieve 90% uptime.

“b)         An agreement that trained Manufacturer personnel will be available for maintenance and repair of the Equipment from 8:00 a.m. to 5:00 p.m., Eastern Time, Monday through Friday, excluding holidays, during the maintenance agreement period.

Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

“c)         Thirty (30) minute telephone response time by Manufacturer personnel during the maintenance agreement period.

“d)         Both parties acknowledge that the Manufacturer’s maintenance agreement obligations are not expected to include an obligation for, or impose liability upon, Manufacturer to reimburse either ASHS or HOSPITAL for any lost revenues or profits, consequential or punitive damages associated with Equipment down time.”

10.         Program Exclusivity.

a.         ASHS Future Programs. For the avoidance of doubt, the parties agree that ASHS will not be in violation of any terms of this Agreement if ASHS participates in discussions, planning, and development (including facility construction and equipment acquisition) for clinical treatment and programs involving the same or similar medical equipment in the Central Florida geographical market so long as any patient go-live or initial treatment date is not prior to April 5, 2033. In addition, the parties agree that ASHS may initiate any same or similar clinical treatment programs using the same or similar equipment in any other geographical market at any time so long as it is not within the Central Florida geographical market. For purposes of this section, the Central Florida geographical market is defined as [****], [****], [****], [****], [****]and/or [****] Counties. This section shall control in the event of any conflict between this section and the Original Agreement or Amendment One to the Agreement.

b.         HOSPITAL Future Programs. For the avoidance of doubt, the parties agree that HOSPITAL will not be in violation of any terms of this Agreement if HOSPITAL participates in discussions, planning, and development (including facility construction and equipment acquisition) for clinical treatment and programs involving the same or similar medical equipment in the Central Florida geographical market so long as any patient go-live or initial treatment date is not prior to April 5, 2033. For the avoidance of doubt, ASHS would not be entitled to any Lease Payment or Technical Component Collections from any future program for dates of service after April 5, 2033. In addition, the parties agree that HOSPITAL may initiate any same or similar clinical treatment programs using the same or similar equipment in any other geographical market at any time so long as it is not within the Central Florida geographical market. For purposes of this section, the Central Florida geographical market is defined as [****], [****], [****], [****], [***]and/or [****]Counties. This section shall control in the event of any conflict between this section and the Original Agreement or Amendment One to the Agreement.

11.         Assignment. Section 22.1 (Binding Effect) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“22.1.  Binding Effect.

“This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. HOSPITAL shall not assign this Agreement or any of its rights hereunder or sublease the Equipment without the prior written consent of ASHS, which consent shall not be unreasonably withheld, and subject further to the consent of any Lender that holds legal title or a security interest in the Equipment.

Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

“In addition, if at any time during the Term, ASHS intends to divest one hundred percent (100%) of its ownership interests solely in the Equipment and/or the Agreement through any means, by sale, assignment, or otherwise, where such ownership interest is to be transferred to an unaffiliated third-party that is not a Prohibited Party as defined below (“Transfer”), ASHS shall first provide written notice of such intention to HOSPITAL (the “ROFO Notice”). ASHS shall be prohibited from selling anything less than one hundred percent (100%) of its ownership interest in the Equipment and/or the Agreement. HOSPITAL shall have a period of thirty (30) days after receipt of the ROFO Notice to deliver to ASHS HOSPITAL’s irrevocable written offer to purchase the interest in the Equipment and/or Agreement that is the subject of such proposed Transfer in an “as is”, “where is” “with all faults and defects” condition (“ROFO Exercise Notice”). If ASHS accepts HOSPITAL’s ROFO Exercise Notice, then, within ten (10) business days after receipt of ASHS’s written acceptance, (i) HOSPITAL shall purchase the Equipment by paying to ASHS the purchase price specified in the ROFO Exercise Notice, and (ii) HOSPITAL shall pay to ASHS the entire Withhold (if any) as defined above in Section 6c of this Amendment, together with all interest accrued thereon, in each case, to be paid in cash by wire transfer of immediately available funds, without offset or deduction, upon delivery by ASHS to HOSPITAL of the Bill of Sale in the form attached hereto as Exhibit A.

“If HOSPITAL does not provide to ASHS a timely ROFO Exercise Notice or ASHS declines HOSPITAL’s purchase offer set forth in HOSPITAL’s ROFO Exercise Notice, then ASHS shall be free to offer the Equipment and/or Agreement to interested third-parties other than a Prohibited Party. Should ASHS receive a higher or more favorable bid from a third-party than HOSPITAL’s purchase offer set forth in HOSPITAL’s ROFO Exercise Notice, ASHS will allow HOSPITAL the option to submit a final offer within ten (10) business days; provided that ASHS shall have no obligation to disclose the identity of the third-party or any of the terms offered by the third party. If the third-party’s offer remains the higher offer as reasonably determined by ASHS, ASHS will be free to consummate the Transfer on terms and conditions determined by ASHS in its sole discretion, provided that (i) such Transfer is not made at a lower price or on more favorable terms to the third-party transferee than the purchase price and transaction terms stated in HOSPITAL’s ROFO Exercise Notice; (ii) the Transfer is not made to an entity or subsidiary or affiliate of an entity that owns or operates a healthcare facility located within the Central Florida geographical market described in Section 10 above (a “Prohibited Party”), (iii) the third-party transferee is of equal or greater financial strength as ASHS as evidenced by financial statements and other documentation which shall be provided by ASHS to HOSPITAL; and (iv) the third-party transferee agrees in writing to be bound by all provisions of the Agreement, as modified by this Amendment Two, including without limitation the right of HOSPITAL to exercise HOSPITAL’s Purchase Option, the surety bond/Withhold requirement, the ROFO requirement (which shall apply if the third-party transferee desires to sell the Equipment), and the prohibition on sale to a Prohibited Party. For the avoidance of doubt, in the event of the sale of the Equipment to a third party transferee, the Withhold provisions of this Agreement shall remain in place. Following such sale, HOSPITAL will hold the Withhold account as trustee for the third party transferee rather than as trustee for ASHS, and any adjustment of the purchase price to reflect the transfer of rights to the Withhold account from ASHS to the third party transferee shall be made between ASHS and the third party transferee. However, if the Transfer has not occurred within one hundred eighty (180) days after ASHS declines HOSPITAL’s purchase offer set forth in HOSPITAL’s ROFO Exercise Notice, then the ROFO process will be re-started and HOSPITAL shall again have the right to submit a ROFO Exercise Notice in accordance with the terms and condition set forth in this Section. For the avoidance of doubt, in no event shall ASHS divest any interest in the Equipment, by sale, assignment, or otherwise, to a Prohibited Party.

Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

“An assignment or sublease shall not relieve either party of any liability for performance of this Agreement during the remainder of the Term. Any purported assignment or sublease made without ASHS's prior written consent shall be null, void and of no force or effect. Notwithstanding anything to the contrary set forth in this Agreement, as amended, either party shall have the right to assign this Agreement and any of its rights hereunder without the prior consent of the other party where all or substantially all of the assets, capital stock and/or ownership of the assigning party are being sold or transferred to a third-party and where such third-party is of equal or greater financial strength as the assigning party; provided that the assigning party shall provide the other party with not less than sixty (60) days prior written notice of such assignment, accompanied with financial statements and other documentation evidencing such third-party's financial strength”.

12.         Approval by PBRT Orlando, LLC. HOSPITAL and ASHS acknowledge that PBRT Orlando, LLC, a subsidiary of ASHS, has specifically reviewed, approved, and agreed to this Amendment Two to Lease (see acknowledgement of PBRT Orlando, LLC on execution page of this Amendment Two).

13.         Miscellaneous. This Amendment may be executed in separate counterparts and may be delivered by fax or electronic mail, each of which when so executed and delivered shall be an original, but all of which counterparts shall together constitute the same instrument. The captions and paragraph headings used herein are for convenience only and shall not be used in construing or interpreting this Amendment. The provisions of the Agreement and this Amendment which expressly or by their nature are intended to survive the Agreement and this Amendment shall survive the termination or expiration of the Agreement and this Amendment. Except as amended by this Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect. To the extent any of the terms of the Agreement conflict with the terms of this Amendment, the terms and provisions of this Amendment shall prevail and control.

[Signatures continued on next page]

Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

ASHS:	HOSPITAL:

AMERICAN SHARED HOSPITAL SERVICES	ORLANDO HEALTH, INC.

By: /s/ Gary Delanios	By: /s/ Erick Hawkins
Gary Delanois Chief Executive Officer	Name: Erick Hawkins
Title: Chief Financial Officer
Date: March 13, 2026

Acknowledgment: PBRT Orlando, LLC hereby acknowledges receipt of this Amendment Two and approves and agrees to the terms and conditions of same. To the extent that PBRT Orlando, LLC has any interest in the Equipment, PBRT Orlando, LLC, in the event that HOSPITAL is to acquire the Equipment or an interest in the Equipment under the terms of this Agreement, shall join in the execution of the Bill of Sale attached to this Agreement as Exhibit A or such other form as may be appropriate given the interest in the Equipment that is the subject of such proposed Transfer.

PBRT Orlando, LLC By: /s/ Gary Delanois Name: Gary Delanois Title: CEO Date: March 13, 2026

Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Exhibit “A”

BILL OF SALE

This BILL OF SALE is executed and delivered effective as of _______________, 2033 (the “Effective Date"), by AMERICAN SHARED HOSPITAL SERVICES, a California corporation (“ASHS” or “Seller”), and ORLANDO HEALTH, INC., a Florida corporation formerly known as Orlando Regional Healthcare System, Inc. (“HOSPITAL” or “Buyer”).

1.

In consideration for the payment by Buyer to Seller of the sum of One Million Dollars ($1,000,000.00), effective as of the Effective Date, Seller hereby quitclaims, sells, bargains, grants, assigns, conveys, transfers and delivers to Buyer, and Buyer hereby accepts, all of Seller’s right, title and interest to the equipment listed on Exhibit 1 hereto (collectively, the "Equipment").

2.

Seller represents and warrants that it has full, complete and absolute right to transfer the Equipment to Buyer. Seller further represents and warrants that the Equipment is free and clear of all liens, claims, debts, liabilities, liens and encumbrances of any kind. All of the terms and provisions of this Bill of Sale shall be binding upon Seller and its respective successors and assigns, and shall inure to the benefit of Buyer and its successors and assigns.

3.

SELLER IS SELLING THE EQUIPMENT IN ITS “AS IS,” “WHERE IS” CONDITION AND WITH ALL FAULTS AND DEFECTS, PATENT, LATENT OR OTHERWISE. SELLER, NOT BEING THE MANUFACTURER OF THE EQUIPMENT OR THE MANUFACTURER'S AGENT, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESSED OR IMPLIED, AS TO THE EQUIPMENT'S MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, DESIGN, CONDITION, DURABILITY, CAPACITY, MATERIAL OR WORKMANSHIP OR AS TO PATENT INFRINGEMENT OR THE LIKE, AND ALL WARRANTIES, EXPRESS OR IMPLIED, ARE EXCLUDED FROM THIS BILL OF SALE AND SHALL NOT APPLY TO THE GOODS SOLD. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY LAW, THE DISCLAIMERS CONTAINED HEREIN ARE "CONSPICUOUS" DISCLAIMERS FOR THE PURPOSE OF ANY LAW, RULE OR ORDER.

4.

This Bill of Sale is being delivered pursuant to, and is in all respects subject to the provisions of, that certain Proton Beam Radiation Therapy Lease Agreement dated October 18, 2006 (as amended, the “Agreement”), and is not intended in any way to supersede, amend, limit or qualify any provision of the Agreement.

Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Bill of Sale to be executed by their respective duly authorized officers

Seller:	AGREED AND ACCEPTED:

AMERICAN SHARED HOSPITAL SERVICES	Buyer:
ORLANDO HEALTH, INC.
By:
By:
Name:
Name:
Title:
Title:
Date:
Date:

Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Exhibit 1 to Bill of Sale

DESCRIPTION OF EQUIPMENT